Alliance
                             ----------------------
                                Variable Products
                             ----------------------
                                   Series Fund
                             ----------------------
                             Real Estate Investment
                             ----------------------
                                    Portfolio
                             ----------------------

                                  Annual Report

                                December 31, 2000

                           Investment Products Offered

                           ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                           ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Real Estate Investment Portfolio (the "Portfolio") seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.

MARKET REVIEW

REITs performed well in 2000. Property level economics were strong for most property types in most regions of the country. Throughout the year, this strong underpinning produced better than expected earnings growth for real estate companies. This, coupled with historically low valuations from the prior year sell-off, produced a stellar environment.

Why were property level economics so strong? Rent levels are set by supply and demand. The economy in the late nineties was stronger than expected. As a result, demand was more robust than forecasted. This robust demand was not offset by increasing supply. This occurred because real estate is a capital-intensive business. During this reporting period, capital flows in the U.S. economy were heavily skewed towards technology investment. Little productive capital was directed towards commercial real estate. Consequently, vacancy rates fell sharply in many markets, thereby providing building owners unusual pricing power. Those markets that are most supply constrained, in fact those that we favored in the Portfolio, saw dramatic rent increases during 2000.

As fears of economic slowdown escalated late in the year, these roiling markets began to cool. They remain the most attractive places to own real estate, but by a narrower margin than in the recent past. Specifically, downtown office buildings and apartments in the supply-constrained markets of the Boston to Washington DC corridor and the San Francisco bay area remain most attractive. Retail remains least appealing. Based on recent supply demand trends, industrial distribution property has become relatively more attractive while suburban office properties and hotels have deteriorated on a relative basis.

INVESTMENT RESULTS

During the reporting six- and 12-month periods ended December 31, 2000, the Portfolio returned 9.25% and 26.69%, respectively. The Portfolio's benchmarks, as represented by the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard and Poor's (S&P) 500 Stock Index, posted returns of 11.65% and -8.71%, respectively, for the six-month period, and 26.37% and -9.10% for the 12-month period, respectively.

It is readily apparent from looking at the performance of real estate investment trusts (REITs), that these were good periods for real estate investing. The NAREIT Equity Index handily surpassed the S&P 500 Stock Index for both the six-and 12-month periods. This is in marked contrast to the prior two years when REITs underperformed the overall market. REITs are relatively modest growth vehicles with high dividend yields and readily ascertainable underlying asset values. They tend to perform well in transitional economic periods and times of investor caution. The past year was such a period. Years prior to 2000 were not. They were marked by rampant speculation in technology stocks and excessive optimism on the part of investors.

As with REITs in general, the Portfolio did well in 2000. It, too, substantially outdistanced the overall market. For the year, the Portfolio performed marginally ahead of the NAREIT Equity Index. This was disappointing, as the Portfolio was well ahead of its REIT benchmark as December began. For the six-month period, the Portfolio trailed the benchmark. The entire lag occurred in the last two weeks of the 2000 calendar year. The Portfolio was substantially focused on the specific real estate markets with best underlying dynamics--office and apartment markets in the northern half of both the Atlantic and Pacific coasts. Companies that owned properties in these markets produced better growth in operating earnings and share price appreciation all year. The shares of these companies produced superior results through most of the year, as well. They did, however, underperform toward the end of the year. This hurt our relative performance.

INVESTMENT OUTLOOK

The case for REIT investment remains strong, albeit not as strong as six months ago. There is little in the way of new supply of buildings coming over the next few quarters. Vacancy rates in existing buildings are near historic lows in many markets. Although demand growth has slowed in recent months, it remains positive in much of

                                          Alliance Variable Products Series Fund
================================================================================

the country. As a result of the balance between supply and demand, we think rental rates will be stable at high levels in coming months. Also, many of the companies in which we invest have embedded growth because expiring leases were signed several years ago and are well below today's market clearing levels.

REITs remain an excellent portfolio diversifier. Correlation between REITs and other sectors of the equity market are extremely low. Price volatility of REIT shares is also extremely low. REITs have high dividend yields. In addition, REITs have better near-term earnings growth expectations than the overall market and far better earnings visibility. Overall, we believe this is an excellent time to expand exposure to the real estate sector of the economy.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

Real Estate Investment Portfolio
o 1 Year                                 26.69%
o Since Inception (1/97)                  4.70%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                        Alliance Variable Products Series Fund
================================================================================

o Alliance Real Estate Portfolio
o Standard & Poor's 500 Stock Index

[The following table was depicted as a mountain graph in the printed material.]

                         S&P 500 Stock Index: $17,758

                   Real Estate Investment Portfolio: $12,006

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92 International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility--The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus--The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond--The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond--The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average--The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average--The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA--The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000--The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill--The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond--The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                    U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Equity Office Properties Trust              $ 2,400,286            8.2%
--------------------------------------------------------------------------------
Boston Properties, Inc.                       1,618,200            5.6
--------------------------------------------------------------------------------
Vornado Realty Trust                          1,616,788            5.6
--------------------------------------------------------------------------------
Apartment Investment & Management Co.         1,493,131            5.1
--------------------------------------------------------------------------------
Avalon Bay Communities, Inc.                  1,348,363            4.6
--------------------------------------------------------------------------------
Spieker Properties, Inc.                      1,303,250            4.5
--------------------------------------------------------------------------------
Equity Residential Properties Trust           1,288,781            4.4
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.               1,245,606            4.3
--------------------------------------------------------------------------------
Cousins Properties, Inc.                        961,050            3.3
--------------------------------------------------------------------------------
Public Storage, Inc.                            948,188            3.2
--------------------------------------------------------------------------------
                                            $14,223,643           48.8%
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-93.6%
REAL ESTATE INVESTMENT
   TRUSTS-91.5%
APARTMENTS-20.4%
Apartment Investment &
   Management Co. .............................         29,900      $ 1,493,131
Avalon Bay Communities,
   Inc. .......................................         26,900        1,348,363
BRE Properties, Inc. ..........................         13,500          427,781
Equity Residential Properties
   Trust ......................................         23,300        1,288,781
Essex Property Trust, Inc. ....................         16,400          897,900
Gables Residential Trust ......................         17,800          498,400
                                                                    -----------
                                                                      5,954,356
                                                                    -----------
DIVERSIFIED-6.7%
Captec Net Lease Realty,
   Inc. .......................................          7,900           88,381
Entertainment Properties
   Trust ......................................         21,500          236,500
Vornado Realty Trust ..........................         42,200        1,616,788
                                                                    -----------
                                                                      1,941,669
                                                                    -----------
HOSPITALITY-4.2%
Hospitality Properties Trust ..................         21,600          488,700
Host Marriott Corp. ...........................         11,400          147,487
MeriStar Hospitality Corp. ....................         30,378          598,067
                                                                    -----------
                                                                      1,234,254
                                                                    -----------
OFFICE-22.4%
Alexandria Real Estate
   Equities, Inc. .............................         17,200          639,625
Boston Properties, Inc. .......................         37,200        1,618,200
Cousins Properties, Inc. ......................         34,400          961,050
Equity Office Properties Trust ................         73,572        2,400,286
SL Green Realty Corp. .........................         32,100          898,800
                                                                    -----------
                                                                      6,517,961
                                                                    -----------
OFFICE - INDUSTRIAL
   MIX-10.4%
Mission West Properties, Inc. .................         35,600          493,950
Reckson Associates Realty
   Corp. ......................................         49,700        1,245,606
Spieker Properties, Inc. ......................         26,000        1,303,250
                                                                    -----------
                                                                      3,042,806
                                                                    -----------
REGIONAL MALLS-8.4%
General Growth Properties,
   Inc. .......................................         12,700          459,581
Macerich Co. ..................................         40,700          780,931

                                                      Shares or
                                                      Principal
                                                       Amount
Company                                                 (000)       U.S. $ Value
--------------------------------------------------------------------------------
Mills Corp. ...................................         39,000      $   645,938
Simon Property Group, Inc. ....................         23,500          564,000
                                                                    -----------
                                                                      2,450,450
                                                                    -----------
SHOPPING CENTERS-7.0%
Federal Realty Investment
   Trust ......................................         14,700          279,300
Kimco Realty Corp. ............................         19,400          857,238
Pan Pacific Retail Properties,
   Inc. .......................................         40,400          901,425
                                                                    -----------
                                                                      2,037,963
                                                                    -----------
STORAGE-3.3%
Public Storage, Inc. ..........................         39,000          948,188
                                                                    -----------
WAREHOUSE &
   INDUSTRIAL-8.7%
AMB Property Corp. ............................         18,900          487,856
Cabot Industrial Trust ........................         29,000          556,438
CenterPoint Properties Corp. ..................         12,100          571,725
ProLogis Trust ................................         40,700          905,575
                                                                    -----------
                                                                      2,521,594
                                                                    -----------
                                                                     26,649,241
                                                                    -----------
TECHNOLOGY-0.0%
INTERNET-0.0%
VelocityHSI, Inc. (a) .........................          1,500               30
                                                                    -----------
TRANSPORTATION-2.1%
RAILROADS-2.1%
Catellus Development
   Corp. (a) ..................................         35,000          612,500
                                                                    -----------
Total Common Stocks
   (cost $24,449,658) .........................                      27,261,771
                                                                    -----------
SHORT-TERM
   INVESTMENT-6.6%
TIME DEPOSIT-6.6%
State Street Euro Dollar
   6.00%, 1/02/01
   (amortized cost
   $1,929,000).................                         $1,929        1,929,000
                                                                    -----------
TOTAL INVESTMENTS-100.2%
   (cost $26,378,658)..........                                      29,190,771
Other assets less
   liabilities-(0.2%)..........                                         (66,478)
                                                                    -----------
NET ASSETS-100%................                                     $29,124,293
                                                                    ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $26,378,658) ...      $ 29,190,771
   Cash .....................................................               340
   Dividends and interest receivable ........................           161,272
   Receivable due from adviser ..............................            13,722
   Receivable for capital stock sold ........................             6,881
   Deferred organization expenses ...........................             4,090
                                                                   ------------
   Total assets .............................................        29,377,076
                                                                   ------------

LIABILITIES
   Payable for investment securities purchased ..............           124,759
   Payable for capital stock redeemed .......................            80,220
   Accrued expenses .........................................            47,804
                                                                   ------------
   Total liabilities ........................................           252,783
                                                                   ------------
NET ASSETS ..................................................      $ 29,124,293
                                                                   ============

COMPOSITION OF NET ASSETS
   Capital stock, at par ....................................      $      2,708
   Additional paid-in capital ...............................        29,240,420
   Undistributed net investment income ......................         1,109,942
   Accumulated net realized loss on investments .............        (4,040,890)
   Net unrealized appreciation of investments ...............         2,812,113
                                                                   ------------
                                                                   $ 29,124,293
                                                                   ============

Class A Shares
   Net assets ...............................................      $ 29,124,293
                                                                   ============

   Shares of capital stock outstanding ......................         2,708,274
                                                                   ============

   Net asset value per share ................................      $      10.75
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends .......................................................      $ 1,013,600
   Interest ........................................................           65,707
                                                                          -----------
   Total investment income .........................................        1,079,307
                                                                          -----------
EXPENSES
   Advisory fee ....................................................          199,151
   Administrative ..................................................           66,000
   Custodian .......................................................           62,440
   Audit and legal .................................................           21,465
   Printing ........................................................            9,977
   Amortization of organization expenses ...........................            4,007
   Directors' fees .................................................            1,400
   Transfer agency .................................................              947
   Miscellaneous ...................................................            3,438
                                                                          -----------
   Total expenses ..................................................          368,825
   Less: expenses waived and reimbursed ............................         (158,610)
                                                                          -----------
   Net expenses ....................................................          210,215
                                                                          -----------
   Net investment income ...........................................          869,092
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions ....................       (1,163,441)
   Net change in unrealized appreciation/depreciation of investments        5,438,098
                                                                          -----------
   Net gain on investments .........................................        4,274,657
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................      $ 5,143,749
                                                                          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                           Year Ended         Year Ended
                                                                          December 31,       December 31,
                                                                              2000               1999
                                                                          ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...........................................      $    869,092       $  1,053,412
   Net realized loss on investments ................................        (1,163,441)        (2,542,073)
   Net change in unrealized appreciation/depreciation of investments         5,438,098            391,755
                                                                          ------------       ------------
   Net increase (decrease) in net assets from operations ...........         5,143,749         (1,096,906)
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
      Class A ......................................................          (908,379)          (845,701)
CAPITAL STOCK TRANSACTONS
   Net increase ....................................................         7,036,447          2,715,524
                                                                          ------------       ------------
   Total increase ..................................................        11,271,817            772,917
NET ASSETS
   Beginning of period .............................................        17,852,476         17,079,559
                                                                          ------------       ------------
   End of period (including undistributed net investment income of
   $1,109,942 and $1,041,896, respectively) ........................      $ 29,124,293       $ 17,852,476
                                                                          ============       ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Real Estate Investment Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses

                                          Alliance Variable Products Series Fund
================================================================================

from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of $20,000 have been deferred and are being amortized on a straight line basis through January 2002.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book/tax differences resulting from the Fund's investments in Real Estate Investment Trusts, resulted in a net increase in undistributed net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .90% of the Portfolio's average daily net assets.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annualized basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, such waivers/reimbursements amounted to $158,610.

Brokerage commissions paid on investment transactions for the year ended December 31, 2000, amounted to $34,871. For the period from January 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein &Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, no brokerage commission was paid to SCB directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:
Stocks and debt obligations ..................................     $ 12,653,919
U.S. government and agencies .................................              -0-
Sales:
Stocks and debt obligations ..................................     $  5,230,053
U.S. government and agencies .................................              -0-

At December 31, 2000, the cost of investments for federal income tax purposes was $26,572,370. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ................................     $  3,419,909
Gross unrealized depreciation ................................         (801,508)
                                                                   ------------
Net unrealized appreciation ..................................     $  2,618,401
                                                                   ============

At December 31, 2000, for federal income tax purposes, the Portfolio had net capital loss carryforwards of $3,847,178, of which $191,303 expires in the year 2006, $1,538,972 expires in the year 2007 and $2,116,903 expires in the year 2008.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward exchange currency contracts.

                                          Alliance Variable Products Series Fund
================================================================================

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. The Portfolio had no Class B shares outstanding during the year ended December 31, 2000. Transactions in capital stock were as follows:

                                    ---------------------------       ------------------------------
                                                SHARES                            AMOUNT
                                    ---------------------------       ------------------------------
                                     Year Ended     Year Ended         Year Ended         Year Ended
                                    December 31,   December 31,       December 31,       December 31,
                                        2000           1999               2000               1999
                                    ============   ============       ============       ===========
Class A
Shares sold ....................       1,291,503        780,673       $ 13,107,868       $ 7,467,394
Shares issued in reinvestment of
   dividends ...................          94,623         84,995            908,379           845,701
Shares redeemed ................        (691,283)      (599,456)        (6,979,800)       (5,597,571)
                                    ------------   ------------       ------------       -----------
Net increase ...................         694,843        266,212       $  7,036,447       $ 2,715,524
                                    ============   ============       ============       ===========

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        --------------------------------------------------------
                                                                                               CLASS A
                                                                        --------------------------------------------------------
                                                                                                                      January 9,
                                                                                  Year Ended December 31,             1997(a) to
                                                                        -----------------------------------------    December 31,
                                                                           2000           1999            1998           1997
                                                                        ----------     ----------      ----------     ----------
Net asset value, beginning of period ................................   $     8.87     $     9.78      $    12.34     $    10.00
                                                                        ----------     ----------      ----------     ----------
Income From Investment Operations
Net investment income (b)(c) ........................................          .48            .56             .54            .56
Net realized and unrealized gain (loss) on investment transactions            1.84          (1.01)          (2.87)          1.78
                                                                        ----------     ----------      ----------     ----------
Net increase (decrease) in net asset value from operations ..........         2.32           (.45)          (2.33)          2.34
                                                                        ----------     ----------      ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ................................         (.44)          (.46)           (.16)            -0-
Distributions from net realized gains ...............................           -0-            -0-           (.07)            -0-
                                                                        ----------     ----------      ----------     ----------
Total dividends and distributions ...................................         (.44)          (.46)           (.23)            -0-
                                                                        ----------     ----------      ----------     ----------
Net asset value, end of period ......................................   $    10.75     $     8.87      $     9.78     $    12.34
                                                                        ==========     ==========      ==========     ==========
Total Return
Total investment return based on net asset value (d) ................      26.69 %          (5.11)%        (19.07)%        23.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........................   $   29,124     $   17,852      $   17,080     $   13,694
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ......................          .95%           .95%            .95%           .95%(e)
   Expenses, before waivers and reimbursements ......................         1.67%          1.72%           1.77%          2.31%(e)
   Net investment income (b) ........................................         4.87%          5.96%           4.98%          5.47%(e)
Portfolio turnover rate .............................................           25%            37%             27%            26%

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Real Estate Investment Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Real Estate Investment Portfolio (the "Portfolio"), a series of Alliance Variable Products Series Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Investment Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 1, 2001

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)